                                                                    Exhibit 3.30

                            ARTICLES OF INCORPORATION
                            (Attach conformed copy.)

                      [X] PROFIT               [ ] NONPROFIT
                             (Mark Appropriate Box)

     The undersigned persons, pursuant to Section 79-4-2.02 (if a profit corporation) or Section 79-11-137 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby execute the following document and set forth:

1.   The name of the corporation is

            Magnolia Lady, Inc.

2.   Domicile address is 401 East Capitol Street, Suite 410
                         -------------------------------------------------------
                                       STREET

                    Jackson, Mississippi, Hinds County, 39201
--------------------------------------------------------------------------------
                              CITY/STATE/COUNTY/ZIP

3.   FOR NON-PROFITS ONLY: The period of duration is                     year,
                                                     -------------------
     or                    perpetual
       -------------------

4. (a) The number (and classes, if any) of shares the corporation is authorized to issue is (are) as follows (THIS IS FOR PROFIT ONLY)

                   Class(es)             No. of Shares Authorized
                   ---------             ------------------------
                       1                         1,000

               ------------------        ------------------------

               ------------------        ------------------------

4. (b) If more than one (1) class of shares is authorized, the preferences, limitations, and relative rights of each class are as follows:

          N/A

5.   The street address of its initial registered office is

            401 East Capitol Street, Suite 410, Heritage Building
--------------------------------------------------------------------------------
                                     STREET

            Jackson, Mississippi 39201
--------------------------------------------------------------------------------
                                    CITY/STATE/ZIP

     and the name of its initial registered agent at such address is

            Samuel Lee Begley

6. The name and complete address of each incorporator is as follows (PLEASE TYPE OR PRINT)

       Michelle L. Cooper, 6675 Old Canton Road #2096, Ridgeland MS 39157
--------------------------------------------------------------------------------
                       NAME/STREET ADDRESS/CITY/STATE/ZIP

7.   Other provisions

                      ----------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                  /s/ Illegible
                                        ----------------------------------------
                                                INCORPORATORS [SIGNATURES]

                  OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
               P.O. BOX 136, JACKSON, MS 39205-0136 (610)359-1333
                   Registered Agent/Office Statement of Change
                               Profit Corporation

     1. Corporate ID

     ---------------------------------------------------------------------------
..    597723
     ---------------------------------------------------------------------------

     2. Corporate Name

     ---------------------------------------------------------------------------
..    Magnolia Lady, Inc.
     ---------------------------------------------------------------------------

     3. Federal Tax ID

     ---------------------------------------------------------------------------
..    88-0301634
     ---------------------------------------------------------------------------

     4. Name and Street Address of the Registered Agent and Registered Office (as on file with the Secretary of State)

               -----------------------------------------------------------------
..    Name      Corporation Service Company
               -----------------------------------------------------------------

               -----------------------------------------------------------------
..    Physical
     Address   506 S President St
               -----------------------------------------------------------------

               -----------------------------------------------------------------
     P.O. Box
               -----------------------------------------------------------------

                             ---------------   -----------       ---------------
..    City, State, ZIP5, ZIP4  Jackson              MS               39201-5301
                             ---------------   -----------       ---------------

     5. New Registered Agent's Name and Registered Office

     ---------------------------------------------------------------------------
..    Gregory D. Guida
     ---------------------------------------------------------------------------

               -----------------------------------------------------------------
..    Physical
     Address   1641 Popps Ferry Road, Suite B-1
               -----------------------------------------------------------------

               -----------------------------------------------------------------
     P.O. Box
               -----------------------------------------------------------------

                             ---------------   -----------       ---------------
..    City, State, ZIP5, ZIP4  Biloxi               MS               39532-
                             ---------------   -----------       ---------------

                  OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
               P.O. BOX 136, JACKSON, MS 39205-0136 (610)359-1333
                   Registered Agent/Office Statement of Change
                               Profit Corporation

6.   If agent has changed, mark appropriate box

[X] 6A: The undersigned hereby accepts designation as registered agent for service of process

                                         ---------------------------------------

     Signature of Registered Agent
     (Please keep writing within block)
                                         ---------------------------------------

OR

[ ] 6B: Statement of written consent is attached, signed by the new registered agent


7.   The Corporation has been notified of the change of registered office.

[X] Yes   [ ] No

                   ----------------------  (Please keep writing within block)

By: Signature       /s/ Rexford A.Yeisley
                   ----------------------

                   ----------------------        -------------------------------
    Printed Name   Rexford A.Yeisley      Title       Senior Vice President
                   ----------------------        -------------------------------

Filing Fee: $10.00

                              Phelps Dunbar, L.L.P.
                               COUNSELLORS AT LAW

     TEXACO CENTER . 400 POYORAS STREET      SEVENTH FLOOR . ONE MISSISSIPPI PLAZA     SUITE 500 . 200 S. LAMAR STREET
    NEW ORLEANS, LOUISIANA 70130-3245              TUPELO, MISSISSIPPI 38804                  P.0. B0X 23066
              (504)566-1311                             P.O. BOX 1220                  JACKSON, MISSISSIPPI 39225-3066
FACSIMILES(504) 566-9130 AND (504)566-9007      TUPELO, MISSISSIPPI 38802-1220                (601) 362-2300
   TELEX ILLEGIBLE WU AND ILLEGIBLE WU                  (662) 842-7907                    FACSIMILE (601)360-9777
             CABLE HOWSPENCER                      FACSIMILE (662) 842-3873                     ----------
                ----------                                                           SUITE 900 . 3040 POST OAK BOULEVARD
      SUITE 701 . 445 NORTH BOULEVARD                                                      HOUSTON, TEXAS 77056
               P.O.BOX 4412                                                                   (713) 626-1366
     BATON ROUGE,LOUISIANA 70621-4412                                                    FACSIMILE (713) 626-1366
              (225)346-0265                                                                     ----------
           FACSIMILE(225)301-9197                                                            SUITE 731 . LEVEL 7
                                                                                                  LLOYD'S
               D.THOR LEWIS                            April 24, 2000                          1 UME STREET
                Paralegal                                                                 LONDON EC3M 700 ENGLAND
              (662)842-7907                                                            TELEPHONE 01144-207-929-4765
            lewist@phelps.com                                                          FACSIMILE 01144-207-929-0046
                ----------                                                                     TELEX 967331


VIA MAIL                                                       10653(16-13-2)-92
--------

Mississippi Secretary of State, Business Services
P.O. Box 136
Jackson, MS 39205-0136

     Re: Registered Agent/Office Statement of Change

Dear Sir or Madam:

     Enclosed please find Registered Agent/Office Statement of Change forms for the following profit corporations:

     1.   Old River Development, Inc.
     2.   Lady Luck Gaming Corporation
     3.   Lady Luck Biloxi, Inc.
     4.   Lady Luck Gulfport, Inc.
     5.   Lady Luck Mississippi, Inc.
     6.   Lady Luck Vicksburg, Inc.
     7.   Magnolia Lady, Inc.

Also, enclosed is a check in the amount of $70.00 for the filing fees. Return the filed copies to me at the address listed above.

     If you have any questions, please contact me at the number listed above.

                                                             Very truly yours,


                                                             /s/ D. Thor Lewis
                                                             -------------------
                                                             D. Thor Lewis
                                                             Legal Assistant to
                                                             Jean Magee Hogan

dtl
Enclosures
cc: Gregory D. Guida (w/o enclosures)(via fax)

                  OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
               P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
                              Articles of Amendment

        The undersigned persons, pursuant to Section 79-4-10.06 (if a profit corporation) or Section 79-11-305 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby execute the following document and set forth:

     1. Type of Corporation

..    [X] Profit [ ] Nonprofit

     2. Name of Corporation

     ---------------------------------------------------------------------------
..    Magnolia Lady, Inc.
     ---------------------------------------------------------------------------

     3.The future effective date is       --------------------------------------
       (Complete if applicable)            July 01, 2000
                                          --------------------------------------

     4. Set forth the text of each amendment adopted.
     (Attach page)

     5. If an amendment for a business corporation provides for an exchange, reclassification, or cancellation of issued shares, set forth the provisions for implementing the amendment if they are not contained in the amendment itself.(Attach page)

     6. The amendment(s) was (were) adopted on

     -------------------------------------------------------------------
..    May 31, 2000                                                       Date(s)
     -------------------------------------------------------------------

     FOR PROFIT CORPORATION (Check the appropriate box)

..    Adopted by [ ] the incorporators [X] directors without shareholder action and shareholder action was
                                          not required

     FOR NONPROFIT CORPORATION (Check the appropriate box)

..    Adopted by [ ] the incorporators [ ] board of directors without member action and member action was not
                                          required.

     FOR PROFIT CORPORATION

     7. If the amendment was approved by shareholders

     (a) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting were

                                                                No. of votes
     Designation   No. of outstanding   No. of votes entitled   indisputably
                   shares               to be cast              represented
     -----------   ------------------   ---------------------   ----------------
..
     -----------   ------------------   ---------------------   ----------------

                  OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
               P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
                              Articles of Amendment

     ---------------   ---------------   ---------------   ---------------
..
     ---------------   ---------------   ---------------   ---------------

     (b)  EITHER

          (i) the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was

     Voting group      Total no. of votes   Total no. of votes cast
                       cast FOR             AGAINST
     ---------------   ------------------   -----------------------
..
     ---------------   ------------------   -----------------------
     ---------------   ------------------   -----------------------
..
     ---------------   ------------------   -----------------------

     OR

          (ii) the total number of undisputed votes cast for the amendment by each voting group was

     Voting group      Total no. of undisputed votes cast FOR the plan

     ---------------   -----------------------------------------------
..
     ---------------   -----------------------------------------------
     ---------------   -----------------------------------------------
..
     ---------------   -----------------------------------------------

     and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group

     FOR NONPROFIT CORPORATION

     8. If the amendment was approved by the members

     (a) The designation, number of memberships outstanding, number of votes entitled to be cast by each class entitled to vote separately on the amendment, and the number of votes of each class indisputably represented at the meeting were

     Designation       No. of memberships   No. of votes entitled   No. of votes
                       outstanding          to be cast              indisputably represented
     ---------------   ---------------      ---------------------   ------------------------
..
     ---------------   ---------------      ---------------------   ------------------------
     ---------------   ---------------      ---------------------   ------------------------
..
     ---------------   ---------------      ---------------------   ------------------------

                  OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
              P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
                              Articles of Amendment

     (b) EITHER

          (i) the total number of votes cast for and against the amendment by each class entitled to vote separately on the amendment was

     Voting class      Total no. of votes   Total no. of votes cast
                       cast FOR             AGAINST
     ---------------   ---------------      ---------------
..
     ---------------   ---------------      ---------------
     ---------------   ---------------      ---------------
..
     ---------------   ---------------      ---------------

     OR

          (ii) the total number of undisputed votes cast for the amendment by each class was

     Voting class      Total no. of undisputed votes cast FOR the
                       amendment
     ---------------   -----------------------------------------------
..
     ---------------   -----------------------------------------------
     ---------------   -----------------------------------------------
..
     ---------------   -----------------------------------------------

     and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

                   ---------------------------  (Please keep writing within
                                                blocks)
     By: Signature /s/ Timothy M. Hinkley
                   ---------------------------
                   ---------------------------          -----------------------
     Printed Name  Timothy M. Hinkley            Title  Senior VP of Operations
                   ---------------------------          -----------------------

                              ARTICLES OF AMENDMENT
                                       FOR
                               MAGNOLIA LADY, INC.

4.   The name of the corporation is changed to IOC - Lula, Inc.